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                               September 17, 2001




Pacific Retail, L.P.
5550 LBJ Freeway
Suite 380
Dallas, TX  75240

      RE:   AMENDMENT TO PURCHASE AGREEMENT

Dear Gentlemen:

         With reference to that certain Agreement for Purchase and Sale dated August 29, 2001 ("Purchase Agreement") by and between Burnham Pacific Properties, Inc. ("BPP") and Pacific Retail, L.P., this letter shall confirm our agreement regarding the extension of time for BPP to conclude its negotiation of the Redemption and Distribution Agreement relating to the Carver Properties (as such terms are defined in the Purchase Agreement).

         Section 2.7(b) of the Purchase Agreement is hereby amended to delete the two references to "September 15, 2001" in the fourth and sixth lines of that section and to insert "September 22, 2001" in place thereof in both instances. Please countersign this letter to confirm your agreement with the terms of this amendment to the Purchase Agreement

                              Very truly yours,


                              BURNHAM PACIFIC PROPERTIES, INC.,
                              a Maryland corporation

                              By: /s/ Scott C. Verges
                                  ---------------------------------
                                       Scott C. Verges
                                       Its:     President and CEO


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Pacific Retail, L.P.
September 17, 2001
Page 2


Agreed to and Accepted:

PACIFIC RETAIL, L.P.,
a Delaware limited partnership

         By:      POB Pacific Retail Partner, Inc.,
                  a Delaware corporation
                  a General Partner

                  By:
                     --------------------------------
                  Name:
                        -----------------------------
                  Title:
                           --------------------------


         By:      AP-GP POB IV LLC,
                  a Delaware limited liability company
                  a General Partner

                  By:      Kronus Property IV, Inc.,
                           a Delaware corporation


                           By:
                              --------------------------------
                           Name:
                                 -----------------------------
                           Title:
                                 -----------------------------